UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 12, 2010

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota		55391-1693
(Address of principal executive offices)		(Zip Code)

(952) 745-2760

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Durbin Amendment (the “Amendment”) to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Act”), which was signed into law on July 21, 2010, directs the Federal Reserve Board to issue regulations which will reduce debit-card interchange transaction fees paid by retailers to debit card issuers with total assets of $10 billion or more.  The Amendment requires the Federal Reserve Board to establish standards to assess whether the amount of an interchange transaction fee is reasonable and proportional to the cost incurred by an issuer with respect to a debit card transaction, but prohibits the Federal Reserve Board from considering any costs incurred by an issuer other than incremental costs for its role in the authorization, clearance, or settlement of a particular electronic debit transaction, plus possibly some costs relating to fraud prevention.  The Federal Reserve Board is required to issue final regulations by April 21, 2011 relating to these new limitations and these new regulations are required to take effect by July 21, 2011.  While TCF National Bank (“TCF Bank”), a wholly-owned subsidiary of TCF Financial Corporation (together with its subsidiaries, “TCF” or the “Company”) will be subject to these limitations, 99% of the banks in the United States will not.  If a regulation is adopted which precludes the recovery of costs other than those permitted by the Amendment, the reduction in TCF’s average interchange rate after July 21, 2011 could approach 80%.  Since 99% of all banks are not subject to the new interchange limitations, the new regulations will have an adverse impact on TCF’s competitive position because these other banks will be free to continue to charge retailers current debit card interchange rates and recover all of their costs plus a profit.

On October 12, 2010, TCF Bank filed a lawsuit in the United States District Court for South Dakota asking that the Amendment be declared unconstitutional under the Takings, Due Process and Equal Protection clauses of the Fifth Amendment to the United States Constitution.  The lawsuit challenges the Amendment on the grounds that it has no rational basis and amounts to an arbitrary and confiscatory fee limitation on TCF and other similarly-situated debit card issuers.  The lawsuit seeks a preliminary injunction preventing forthcoming Federal Reserve Board debit card interchange fee regulations from going into effect without a full review and hearing by the Court, and also permanent injunctive relief.  See “Summary of TCF’s Legal Challenge of the Durbin Amendment” attached hereto as Exhibit 99.2.

Forward-Looking Information

This current report on Form 8-K and other reports issued by the Company, including reports filed with the SEC, contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties. These include, but are not limited to the following:

Adverse Economic or Business Conditions, Credit Risks.  Continued or deepening deterioration in general economic and banking industry conditions, or continued increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, deposit outflows, deposit account attrition, or an inability to increase the number of deposit accounts; adverse changes in credit and other risks posed by TCF’s loan, lease, investment, and securities available for sale portfolios, including continuing declines in commercial or residential real estate values or changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings.

Earnings/Capital Constraints, Liquidity Risks.  Limitations on TCF’s ability to pay dividends or to increase dividends in the future because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to deteriorating conditions in the banking industry,  the economic impact on banks of the Act and Emergency Economic Stabilization Act of 2008, as amended (“EESA”), and other regulatory reform legislation; the impact of financial regulatory reform, including the phase out of trust preferred securities in Tier 1 capital called for by the Act, or additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades and unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity.

Legislative and Regulatory Requirements.  New consumer protection and supervisory requirements, including the Act’s creation of a new consumer protection bureau and limits on Federal preemption for state laws that could be applied to national banks; the imposition of requirements with an adverse impact relating to TCF’s lending, loan collection and other business activities as a result of the EESA and the Act,  or other legislative or regulatory developments such as mortgage foreclosure moratorium laws or imposition of underwriting or other limitations that impact the ability to use certain variable-rate products; reduction of interchange revenue from debit card transactions resulting from the so-called Durbin Amendment to the Act, which limits debit card interchange fees to fees that allow issuers to recover only incremental costs of authorization, clearance and settlement of debit card transactions, plus possibly some costs relating to fraud prevention; impact of legislative, regulatory or other changes affecting customer account charges and fee income; changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines (so-called “cramdown” provisions); increased health care costs resulting from recently enacted Federal health care reform legislation; adverse regulatory examinations and resulting enforcement actions, including those provided for under the Bank Secrecy Act; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity.

Risks Relating to New Product Introduction.  TCF has introduced a new anchor retail deposit account product that replaces TCF Totally Free Checking, and that calls for a monthly maintenance fee on accounts not meeting certain specific requirements. TCF has also implemented new regulatory requirements that prohibit financial institutions from charging NSF fees on point-of-sale and ATM transactions unless customers opt-in.  Customer acceptance of the new product changes and regulatory requirements cannot be predicted with certainty, and these changes may have an adverse impact on TCF’s ability to generate and retain accounts and on its fee revenue.

Litigation Risks.  Results of litigation, including class action litigation concerning TCF’s lending or deposit activities or fees or charges, or employment practices, and possible increases in indemnification obligations for certain litigation against Visa U.S.A. (“covered litigation”) and potential reductions in card revenues resulting from covered litigation or other litigation against Visa.

Competitive Conditions; Supermarket Branching Risk.  Reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches.

Accounting, Audit, Tax and Insurance Matters.  Changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments, including adoption of state legislation that would increase state taxes; adverse state or Federal tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF.

Technological and Operational Matters.  Technological, computer-related or operational difficulties or loss or theft of information and the possibility that deposit account losses (fraudulent checks, etc.) may increase.

Investors should consult TCF’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K for additional important information about the Company.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 12, 2010

99.2	Summary of TCF’s Legal Challenge of
Durbin Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper,
Chairman and Chief Executive Officer
(Principal Executive Officer)

/s/ Thomas F. Jasper
Thomas F. Jasper, Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President,
Controller and Assistant Treasurer
(Principal Accounting Officer)

Dated:    October 12, 2010